Exhibit 1.1.1

TAX EXEMPT SECURITIES TRUST

NATIONAL TRUST 432

REFERENCE TRUST AGREEMENT

Dated as of August 23, 2006

This Reference Trust Agreement among Citigroup Global Markets Inc., as Sponsor, The Bank of New York, as Trustee, and Standard & Poor’s Securities Evaluations, Inc., a subsidiary of The McGraw-Hill Companies, Inc., as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled “Tax Exempt Securities Trust, For All Series Formed On Or Subsequent to The Effective Date Specified Below, Trust Indenture and Agreement” dated July 28, 2005 (the “Basic Agreement”). Such provisions as are set forth in full herein and such provisions as are incorporated by reference constitute, for each Series, respectively, a single instrument (the “Indenture”).

WITNESSETH THAT:

In consideration of the premises and of the mutual agreements herein contained, the Sponsor, the Trustee and the Evaluator agree as follows:

Part I

STANDARD TERMS AND CONDITIONS OF TRUST

Subject to the Provisions of Part II hereof, all the provisions contained in the Basic Agreement are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument, except that the Basic Agreement is amended in the following manner:

(a)	The Certificate of Ownership delivered to the Sponsor in connection with the deposit described in Section 2.01 may, notwithstanding anything to the contrary in the Indenture, be executed manually on behalf of the Sponsor.

(b)	Article I, Section 1.01 shall be amended to add the definition “Diversification Test Day” which shall read as follows:

“‘Diversification Test Day’ shall mean the date occurring five Business Days prior to the last Business Day of each quarter of each taxable year of the Trust.”

(c)	Article I, Section 1.01(6) shall be amended to read as follows:

“(6) ‘Evaluation Time’ shall mean 4:00 p.m. Eastern Time (or earlier on days where the Bond Market Association recommends an early bond market close).”

(d)	Article I, Section 1.01 shall be amended to add the definition of “Non-Qualifying Securities” which shall read as follows:

“As of each Diversification Test Day, all Securities the holding of which would, unless cured as set forth in Section 3.13, cause a Trust not to qualify as a Regulated Investment Company by reason of Sections 851(b)(4) and 851(c) of Internal Revenue Code of 1986, as amended (the “Code”) or any successor provision.”

(e)	Article I, Section 1.01 shall be amended to add the definition of “Regulated Investment Company” which shall read as follows:

“A Trust that, as disclosed in its Prospectus, intends to be treated and to qualify as a ‘regulated investment company’ within the meaning of the Code.”

(f)	In all places in the Basic Agreement or Reference Trust Agreement where the words “in the Schedules to a Reference Trust Agreement” or “in Schedule A hereto” appear, these words shall be deleted and replaced by “under Portfolio of Securities in the Prospectus;” and in all places where the words “in Part II of the Reference Trust Agreement” appear, they shall be deleted and replaced by “in the Prospectus.”

(g)	Section 3.05 shall be amended by adding the following after the fourth paragraph thereof:

“Distributions shall be made as follows (or in any other manner that, in the opinion of counsel to the Sponsor or the independent public accountants or auditors employed pursuant to Section 6.01(e), will satisfy then current requirements of the Code):

“(a) Distribution of Capital Gain Net Income for Purposes of Section 4982 of the Code. For each calendar year, the Trustee shall determine whether the Trust realized any capital gain net income for the one-year period ending on October 31 of such calendar year. If the Trust realized capital gain net income the Trustee shall, during December of such calendar year, declare a distribution of such capital gain net income (reduced by any amount thereof previously distributed on account of such period) payable to Unitholders of record on a specified date in December, and shall make this distribution to such Unitholders no later than January 31 of the next calendar year.”

“(b) Distribution of Net Capital for Purposes of Section 852 of the Code. After the tax return for any taxable year of the Trust is prepared, but prior to the time such tax return is required to be filed (including extensions), the Trustee shall determine whether the Trust realized any net capital gain for such year and shall declare a distribution of any such net capital gain (reduced by any amount thereof previously distributed on account of such year in respect of which a dividends-paid deduction is available) and shall make this distribution with the next Interest Distribution, in no event later than the earlier of 12 months after the close of the taxable year or the date of the first regular dividend payment made after such declaration.”

“(c) Distribution of Taxable Income of the Trust other than Capital Gain Net Income for Purposes of Section 4982 of the Code. In December of each calendar year, the Trustee shall estimate the Trust’s taxable income (without regard to its capital gain net income) for the calendar year and shall declare a distribution of such estimated taxable income (reduced by any amount thereof previously distributed on account of such year) during such December to Unitholders of record on a date in such December specified by the Trustee and shall make this distribution to such Unitholders no later than January 31 of the next calendar year. If after the Trustee has estimated the Trust’s taxable income (without regard to its capital gain net income) for the calendar year the Trust recognizes additional taxable income (other than capital gain) in such calendar year that was not included in the prior estimate of the Trust’s taxable income (e.g., gain from the disposition of a Security treated as ordinary income under the market discount rules of Sections 1276-78 of the Code) for such year, the Trustee shall re-estimate the Trust’s taxable income for the calendar year and, if necessary, declare and make any additional distribution in the same manner as set forth in the immediately preceding sentence.”

“(d) Distribution of Taxable Income of the Trust other than Net Capital Gain for purposes of Section 852 of the Code. After the tax return for any taxable year of the Trust is prepared, but prior to the time such tax return is required to be filed (including extensions), the Trustee shall determine the Trust’s taxable income (without regard to its net capital gain) for such year and shall declare a distribution of such taxable income (reduced by any amount thereof previously distributed on account of such year) and shall make this distribution with the next Interest Distribution, but in no event later than the earlier of 12 months after the close of the taxable year or the date of the first regular dividend payment after such declaration.”

“(e) Withdrawals from Principal Account. Such amounts as shall be necessary to enable the Trust to comply with the foregoing provisions of this Section 3.05 may be withdrawn from the Principal Account and credited to the Interest Account. The Trustee shall reserve amounts sufficient to satisfy the requirements of this Section 3.5 within the Principal Account, as principal, without interest, and not distribute such amounts to Unitholders until the Termination Date set forth in the Prospectus.”

(h)	Section 3.07 shall be amended by adding the following section (j):

“(j) that the sale of such Bond is necessary or advisable (i) to maintain the qualification of the Trust as a Regulated Investment Company under the Code, (ii) to provide funds to make any distribution for a taxable year pursuant to the fifth paragraph of Section 3.05.”

(i)	Section 3.13 shall be hereby deleted and replaced with the following:

“SECTION 3.13 Diversification Tests. (a) At least five Business Days prior to the Diversification Test Day occurring in the first quarter of the first taxable year of the Trust, the Trustee shall request in writing from independent certified public accountants or auditors employed pursuant to Section 6.01(e) written certification, in form and substance satisfactory to the Trustee and its counsel, as to whether there are any Non-Qualifying Securities held in the Trust (i) on such Diversification Test Day and (ii) on the last Business Day of the first quarter of the first taxable year of the Trust, and such certification shall be delivered to the Trustee and to the Sponsor no later than (1) the Business Day following such Diversification Text Day and (2) two hours after the Evaluation Time on such last Business Day, respectively. In the event that such accountants’ certification states that any Non-Qualifying Securities are held by the Trust as of either day, the Trustee, at the direction of the Sponsor, shall sell such portion of the Non-Qualifying Securities or take such other action as the Sponsor may direct as necessary so that no Non-Qualifying Securities are held by the Trust on the last Business Day of the first quarter of the first taxable year of the Trust. On the last Business Day of the first quarter of the first taxable year of the Trust the Trustee shall certifying in form and substance satisfactory to the Sponsor and its counsel to the effect that no Non-Qualifying Securities are held by the Trust on such last Business Day.”

“(b) With respect to each subsequent quarter of each taxable year of the Trust (a “Tax Quarter”) in which the Trust has made an “acquisition of securities or other property” within the meaning of Section 851(d) of the Code or successor provision, at least five Business Days prior to the Diversification Test Day occurring in such Tax Quarter the Trustee shall request in writing from independent certified public accountants designated by the Sponsor pursuant to Section 6.01(e) written certifications, in form and substance satisfactory to the Trustee and its counsel, as to whether there are any Non-Qualifying Securities held in the Trust on such Diversification Test Day and on the last Business Day of such Tax Quarter; provided that if any such acquisition shall occur in such Tax Quarter subsequent to the fifth Business Day prior to such Diversification Test Day, the Trustee shall immediately thereafter request in writing such accountants’ written certification as of the last Business Day of such Tax Quarter. Such certifications shall be delivered to the Trustee and to the Sponsor no later than (i) the Business Day following such Diversification Test Day or (ii) such last Business Day, as the case may be. In the event that such accountants’ certifications with respect to the Diversification Test Day in such Tax Quarter state that any Non-Qualifying Securities are held by the Trust as of such Diversification Test Day, the Trustee, at the direction of the Sponsor, shall sell such portion of the Non-Qualifying Securities as necessary so that no Non-Qualifying Securities are held by the Trust on the last Business Day of the then current Taxable Quarter or take such other action as the Sponsor may direct. In the event that such accountants’ certifications with respect to the last Business Day of such Tax Quarter states that any Non-Qualifying Securities are held by the Trust as of such last Business Day, the Trustee, at the direction of the Sponsor, shall sell, no later than 20 days after the end of such Tax Quarter, such portion of the Non-Qualifying Securities or take such other action as shall be directed by the Sponsor as necessary, so that the Trust maintains its qualification as a Regulated Investment Company. Within 25 days after the end of such Tax Quarter, the Trustee shall certify to the Sponsor, in form and substance satisfactory to the Sponsor and its counsel, that any such action required hereinabove has been taken.”

“(c) In making the necessary computations under this Section 3.13, the independent certified public accountants shall compute the fair market value of the Bonds by (1) taking the mean between the bid and offering side evaluations of the Bonds in the Trust or the closing sales prices of the Bonds as furnished to them by the Evaluator, including any accrued interest thereon; and by (2) treating Contract Securities as if the Bonds subject to such contracts had been acquired by the Trust.”

(j)	Section 4.01 shall be amended by adding the following paragraph at the end of Section 4.01:

“The Evaluator shall furnish to the independent certified public accountants or auditors employed pursuant to Section 6.01(e) bid and offering side evaluations of the Bonds or, if not available, the closing sales prices of the Bonds, as of each Diversification Test Day, and the last Business Day of each Tax Quarter (as defined in Section 3.13(b)). These evaluations shall be furnished promptly on the day on which they are made.”

(k)	Section 6.01 shall be amended to add a new paragraph 6.01(n) which shall read as follows:

“if the Trustee’s duties and obligations become unduly burdensome with respect to the Trustee’s reporting requirements to Unitholders so that the Trustee’s fees and expenses reach levels that would significantly constrain the marketability and saleability of the Trusts, or if is otherwise impracticable for the Trustee to comply with any reporting requirements, the Trustee may in its discretion, and shall when so directed by the Sponsor, terminate this Indenture and the Trusts created hereby, and liquidate the Trusts, all in the manner provided in Section 9.02.”

(l)	Section 9.01 of the Agreement is amended by adding the following part (d) to the first paragraph thereof;

“(d) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a Regulated Investment Company.”

Part II

SPECIAL TERMS AND CONDITIONS OF TRUST

The following special terms and conditions are hereby agreed to:

(a) This Series of Tax Exempt Securities Trust consists of the separate underlying trusts listed under “Summary of Essential Information” in the Prospectus.

(b) The Trust will terminate on the date of maturity, redemption, sale or other disposition of the last Bond held in the Trust.

(c) The interest-bearing obligations listed under each “Portfolio of Securities” in the Prospectus are those which, subject to the terms of this Indenture, have been assigned to or deposited with the Trustee in trust under this Trust Indenture.

(d) The aggregate number of Units for the Trust, as referred to in Sections 2.03 and 9.01 of the Basic Agreement, is set forth under “Summary of Essential Information—Number of Units” in the Prospectus.

(e) A Unit of Ordinary Denomination in the Trust is the amount set forth under “Summary of Essential Information—Fractional Undivided Interest in Trust per Unit” in the Prospectus.

(f) For the Trust, the term “First Settlement Date” shall mean August 29, 2006.

(g) For the Trust, the term “Monthly Computation Date” shall mean the first day of each month commencing on the date specified in the Prospectus under “Summary of Essential Information—Record Dates.”

(h) For the Trust, the term “Monthly Distribution Date” shall be the fifteenth day of each month commencing on the date specified in the Prospectus under “Summary of Essential Information—Distribution Dates.”

(i) For the Trust, the term “Record Date” shall be the date set forth as such in the Prospectus under “Summary of Essential Information—Record Dates.”

(j) The amount of the first monthly distribution for the Trust shall be that amount set forth in the Prospectus as “First distribution per Unit” under “Summary of Essential Information.”

(k) The annual Trustee’s fee for this Tax Exempt Securities Trust Series shall be the amount set forth in the Prospectus as “Less: Estimated Trustee’s Annual Fee” under “Summary of Essential Information—Calculation of Estimated Net Annual Income per Unit.”

(l) The Evaluator’s fee for this Tax Exempt Securities Trust Series shall be the amount set forth in the Prospectus under “Summary of Essential Information—Evaluator’s Fee,” for each evaluation of the Bonds in a Trust.

(m) The Sponsor’s annual portfolio supervision fee for this Tax Exempt Securities Trust Series is the amount set forth under “Summary of Essential Information—Sponsor’s Annual Portfolio Supervision Fee” in the Prospectus.

(n) For purposes of this Series of Tax Exempt Securities Trust, the form of the Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series and such of the special Terms and Conditions of Trust set forth herein as may be appropriate.

IN WITNESS WHEREOF, the parties hereto have caused this Trust Indenture to be duly executed

CITIGROUP GLOBAL MARKETS INC.
Sponsor

By:	/s/ George S. Michinard, Jr.
Director

Standard & Poor’s Securities Evaluations, Inc.

Evaluator

By:	/s/ Frank A. Ciccotto
Senior Vice President

(SEAL)

ATTEST:

By:	/s/ Jack C. Cederroth
Director - Evaluations

THE BANK OF NEW YORK, Trustee

By:	/s/ Michael Kaufherr
Vice President

(SEAL)

ATTEST:

By:	/s/ Juliet Ayee-Loui

TAX EXEMPT SECURITIES TRUST

CALIFORNIA TRUST 224 (INSURED)

REFERENCE TRUST AGREEMENT

Dated as of August 23, 2006

This Reference Trust Agreement among Citigroup Global Markets Inc., as Sponsor, The Bank of New York, as Trustee, and Standard & Poor’s Securities Evaluations, Inc., a subsidiary of The McGraw-Hill Companies, Inc., as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled “Tax Exempt Securities Trust, For All Series Formed On Or Subsequent to The Effective Date Specified Below, Trust Indenture and Agreement” dated July 28, 2005 (the “Basic Agreement”). Such provisions as are set forth in full herein and such provisions as are incorporated by reference constitute, for each Series, respectively, a single instrument (the “Indenture”).

WITNESSETH THAT:

In consideration of the premises and of the mutual agreements herein contained, the Sponsor, the Trustee and the Evaluator agree as follows:

Part I

STANDARD TERMS AND CONDITIONS OF TRUST

Subject to the Provisions of Part II hereof, all the provisions contained in the Basic Agreement are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument, except that the Basic Agreement is amended in the following manner:

(a)	The Certificate of Ownership delivered to the Sponsor in connection with the deposit described in Section 2.01 may, notwithstanding anything to the contrary in the Indenture, be executed manually on behalf of the Sponsor.

(b)	Article I, Section 1.01 shall be amended to add the definition “Diversification Test Day” which shall read as follows:

“‘Diversification Test Day’ shall mean the date occurring five Business Days prior to the last Business Day of each quarter of each taxable year of the Trust.”

(c)	Article I, Section 1.01(6) shall be amended to read as follows:

“(6) ‘Evaluation Time’ shall mean 4:00 p.m. Eastern Time (or earlier on days where the Bond Market Association recommends an early bond market close).”

(d)	Article I, Section 1.01 shall be amended to add the definition of “Non-Qualifying Securities” which shall read as follows:

“As of each Diversification Test Day, all Securities the holding of which would, unless cured as set forth in Section 3.13, cause a Trust not to qualify as a Regulated Investment Company by reason of Sections 851(b)(4) and 851(c) of Internal Revenue Code of 1986, as amended (the “Code”) or any successor provision.”

(e)	Article I, Section 1.01 shall be amended to add the definition of “Regulated Investment Company” which shall read as follows:

“A Trust that, as disclosed in its Prospectus, intends to be treated and to qualify as a ‘regulated investment company’ within the meaning of the Code.”

(f)	In all places in the Basic Agreement or Reference Trust Agreement where the words “in the Schedules to a Reference Trust Agreement” or “in Schedule A hereto” appear, these words shall be deleted and replaced by “under Portfolio of Securities in the Prospectus;” and in all places where the words “in Part II of the Reference Trust Agreement” appear, they shall be deleted and replaced by “in the Prospectus.”

(g)	Section 3.05 shall be amended by adding the following after the fourth paragraph thereof:

“Distributions shall be made as follows (or in any other manner that, in the opinion of counsel to the Sponsor or the independent public accountants or auditors employed pursuant to Section 6.01(e), will satisfy then current requirements of the Code):

“(a) Distribution of Capital Gain Net Income for Purposes of Section 4982 of the Code. For each calendar year, the Trustee shall determine whether the Trust realized any capital gain net income for the one-year period ending on October 31 of such calendar year. If the Trust realized capital gain net income the Trustee shall, during December of such calendar year, declare a distribution of such capital gain net income (reduced by any amount thereof previously distributed on account of such period) payable to Unitholders of record on a specified date in December, and shall make this distribution to such Unitholders no later than January 31 of the next calendar year.”

“(b) Distribution of Net Capital for Purposes of Section 852 of the Code. After the tax return for any taxable year of the Trust is prepared, but prior to the time such tax return is required to be filed (including extensions), the Trustee shall determine whether the Trust realized any net capital gain for such year and shall declare a distribution of any such net capital gain (reduced by any amount thereof previously distributed on account of such year in respect of which a dividends-paid deduction is available) and shall make this distribution with the next Interest Distribution, in no event later than the earlier of 12 months after the close of the taxable year or the date of the first regular dividend payment made after such declaration.”

“(c) Distribution of Taxable Income of the Trust other than Capital Gain Net Income for Purposes of Section 4982 of the Code. In December of each calendar year, the Trustee shall estimate the Trust’s taxable income (without regard to its capital gain net income) for the calendar year and shall declare a distribution of such estimated taxable income (reduced by any amount thereof previously distributed on account of such year) during such December to Unitholders of record on a date in such December specified by the Trustee and shall make this distribution to such Unitholders no later than January 31 of the next calendar year. If after the Trustee has estimated the Trust’s taxable income (without regard to its capital gain net income) for the calendar year the Trust recognizes additional taxable income (other than capital gain) in such calendar year that was not included in the prior estimate of the Trust’s taxable income (e.g., gain from the disposition of a Security treated as ordinary income under the market discount rules of Sections 1276-78 of the Code) for such year, the Trustee shall re-estimate the Trust’s taxable income for the calendar year and, if necessary, declare and make any additional distribution in the same manner as set forth in the immediately preceding sentence.”

“(d) Distribution of Taxable Income of the Trust other than Net Capital Gain for purposes of Section 852 of the Code. After the tax return for any taxable year of the Trust is prepared, but prior to the time such tax return is required to be filed (including extensions), the Trustee shall determine the Trust’s taxable income (without regard to its net capital gain) for such year and shall declare a distribution of such taxable income (reduced by any amount thereof previously distributed on account of such year) and shall make this distribution with the next Interest Distribution, but in no event later than the earlier of 12 months after the close of the taxable year or the date of the first regular dividend payment after such declaration.”

“(e) Withdrawals from Principal Account. Such amounts as shall be necessary to enable the Trust to comply with the foregoing provisions of this Section 3.05 may be withdrawn from the Principal Account and credited to the Interest Account. The Trustee shall reserve amounts sufficient to satisfy the requirements of this Section 3.5 within the Principal Account, as principal, without interest, and not distribute such amounts to Unitholders until the Termination Date set forth in the Prospectus.”

(h)	Section 3.07 shall be amended by adding the following section (j):

“(j) that the sale of such Bond is necessary or advisable (i) to maintain the qualification of the Trust as a Regulated Investment Company under the Code, (ii) to provide funds to make any distribution for a taxable year pursuant to the fifth paragraph of Section 3.05.”

(i)	Article III, Section 3.12 “Replacement Bond,” subsection (v) shall be amended to read as follows:

“(v) be rated in the category “AAA” or its equivalent by at least one national rating organization.

(j)	Section 3.13 shall be hereby deleted and replaced with the following:

“SECTION 3.13 Diversification Tests. (a) At least five Business Days prior to the Diversification Test Day occurring in the first quarter of the first taxable year of the Trust, the Trustee shall request in writing from independent certified public accountants or auditors employed pursuant to Section 6.01(e) written certification, in form and substance satisfactory to the Trustee and its counsel, as to whether there are any Non-Qualifying Securities held in the Trust (i) on such Diversification Test Day and (ii) on the last Business Day of the first quarter of the first taxable year of the Trust, and such certification shall be delivered to the Trustee and to the Sponsor no later than (1) the Business Day following such Diversification Text Day and (2) two hours after the Evaluation Time on such last Business Day, respectively. In the event that such accountants’ certification states that any Non-Qualifying Securities are held by the Trust as of either day, the Trustee, at the direction of the Sponsor, shall sell such portion of the Non-Qualifying Securities or take such other action as the Sponsor may direct as necessary so that no Non-Qualifying Securities are held by the Trust on the last Business Day of the first quarter of the first taxable year of the Trust. On the last Business Day of the first quarter of the first taxable year of the Trust the Trustee shall certifying in form and substance satisfactory to the Sponsor and its counsel to the effect that no Non-Qualifying Securities are held by the Trust on such last Business Day.”

“(b) With respect to each subsequent quarter of each taxable year of the Trust (a “Tax Quarter”) in which the Trust has made an “acquisition of securities or other property” within the meaning of Section 851(d) of the Code or successor provision, at least five Business Days prior to the Diversification Test Day occurring in such Tax Quarter the Trustee shall request in writing from independent certified public accountants designated by the Sponsor pursuant to Section 6.01(e) written certifications, in form and substance satisfactory to the Trustee and its counsel, as to whether there are any Non-Qualifying Securities held in the Trust on such Diversification Test Day and on the last Business Day of such Tax Quarter; provided that if any such acquisition shall occur in such Tax Quarter subsequent to the fifth Business Day prior to such Diversification Test Day, the Trustee shall immediately thereafter request in writing such accountants’ written certification as of the last Business Day of such Tax Quarter. Such certifications shall be delivered to the Trustee and to the Sponsor no later than (i) the Business Day following such Diversification Test Day or (ii) such last Business Day, as the case may be. In the event that such accountants’ certifications with respect to the Diversification Test Day in such Tax Quarter state that any Non-Qualifying Securities are held by the Trust as of such Diversification Test Day, the Trustee, at the direction of the Sponsor, shall sell such portion of the Non-Qualifying Securities as necessary so that no Non-Qualifying Securities are held by the Trust on the last Business Day of the then current Taxable Quarter or take such other action as the Sponsor may direct. In the event that such accountants’ certifications with respect to the last Business Day of such Tax Quarter states that any Non-Qualifying Securities are held by the Trust as of such last Business Day, the Trustee, at the direction of the Sponsor, shall sell, no later than 20 days after the end of such Tax Quarter, such portion of the Non-Qualifying Securities or take such other action as shall be directed by the Sponsor as necessary, so that the Trust maintains its qualification as a Regulated Investment Company. Within 25 days after the end of such Tax Quarter, the Trustee shall certify to the Sponsor, in form and substance satisfactory to the Sponsor and its counsel, that any such action required hereinabove has been taken.”

“(c) In making the necessary computations under this Section 3.13, the independent certified public accountants shall compute the fair market value of the Bonds by (1) taking the mean between the bid and offering side evaluations of the Bonds in the Trust or the closing sales prices of the Bonds as furnished to them by the Evaluator, including any accrued interest thereon; and by (2) treating Contract Securities as if the Bonds subject to such contracts had been acquired by the Trust.”

(k)	Section 4.01 shall be amended by adding the following paragraph at the end of Section 4.01:

“The Evaluator shall furnish to the independent certified public accountants or auditors employed pursuant to Section 6.01(e) bid and offering side evaluations of the Bonds or, if not available, the closing sales prices of the Bonds, as of each Diversification Test Day, and the last Business Day of each Tax Quarter (as defined in Section 3.13(b)). These evaluations shall be furnished promptly on the day on which they are made.”

(l)	Section 6.01 shall be amended to add a new paragraph 6.01(n) which shall read as follows:

“if the Trustee’s duties and obligations become unduly burdensome with respect to the Trustee’s reporting requirements to Unitholders so that the Trustee’s fees and expenses reach levels that would significantly constrain the marketability and saleability of the Trusts, or if is otherwise impracticable for the Trustee to comply with any reporting requirements, the Trustee may in its discretion, and shall when so directed by the Sponsor, terminate this Indenture and the Trusts created hereby, and liquidate the Trusts, all in the manner provided in Section 9.02.”

(m)	Section 9.01 of the Agreement is amended by adding the following part (d) to the first paragraph thereof;

“(d) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a Regulated Investment Company.”

Part II

SPECIAL TERMS AND CONDITIONS OF TRUST

The following special terms and conditions are hereby agreed to:

(a) This Series of Tax Exempt Securities Trust consists of the separate underlying trusts listed under “Summary of Essential Information” in the Prospectus.

(b) The Trust will terminate on the date of maturity, redemption, sale or other disposition of the last Bond held in the Trust.

(c) The interest-bearing obligations listed under each “Portfolio of Securities” in the Prospectus are those which, subject to the terms of this Indenture, have been assigned to or deposited with the Trustee in trust under this Trust Indenture.

(d) The aggregate number of Units for the Trust, as referred to in Sections 2.03 and 9.01 of the Basic Agreement, is set forth under “Summary of Essential Information—Number of Units” in the Prospectus.

(e) A Unit of Ordinary Denomination in the Trust is the amount set forth under “Summary of Essential Information—Fractional Undivided Interest in Trust per Unit” in the Prospectus.

(f) For the Trust, the term “First Settlement Date” shall mean August 29, 2006.

(g) For the Trust, the term “Monthly Computation Date” shall mean the first day of each month commencing on the date specified in the Prospectus under “Summary of Essential Information—Record Dates.”

(h) For the Trust, the term “Monthly Distribution Date” shall be the fifteenth day of each month commencing on the date specified in the Prospectus under “Summary of Essential Information—Distribution Dates.”

(i) For the Trust, the term “Record Date” shall be the date set forth as such in the Prospectus under “Summary of Essential Information—Record Dates.”

(j) The amount of the first monthly distribution for the Trust shall be that amount set forth in the Prospectus as “First distribution per Unit” under “Summary of Essential Information.”

(k) The annual Trustee’s fee for this Tax Exempt Securities Trust Series shall be the amount set forth in the Prospectus as “Less: Estimated Trustee’s Annual Fee” under “Summary of Essential Information—Calculation of Estimated Net Annual Income per Unit.”

(l) The Evaluator’s fee for this Tax Exempt Securities Trust Series shall be the amount set forth in the Prospectus under “Summary of Essential Information—Evaluator’s Fee,” for each evaluation of the Bonds in a Trust.

(m) The Sponsor’s annual portfolio supervision fee for this Tax Exempt Securities Trust Series is the amount set forth under “Summary of Essential Information—Sponsor’s Annual Portfolio Supervision Fee” in the Prospectus.

(n) For purposes of this Series of Tax Exempt Securities Trust, the form of the Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series and such of the special Terms and Conditions of Trust set forth herein as may be appropriate.

IN WITNESS WHEREOF, the parties hereto have caused this Trust Indenture to be duly executed

CITIGROUP GLOBAL MARKETS INC.
Sponsor

By:	/s/ George S. Michinard, Jr.
Director

Standard & Poor’s Securities Evaluations, Inc.

Evaluator

By:	/s/ Frank A. Ciccotto
Senior Vice President

(SEAL)

ATTEST:

By:	/s/ Jack C. Cederroth
Director - Evaluations

THE BANK OF NEW YORK, Trustee

By:	/s/ Michael Kaufherr
Vice President

(SEAL)

ATTEST:

By:	/s/ Juliet Ayee-Loui